Exhibit 99.2
TSYS Announces Second Quarter 2008 Earnings

TSYS
Financial Highlights
(unaudited)
(in thousands, except per share data)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
			Percentage			Percentage
	2008	2007	Change	2008	2007	Change
Revenues
Electronic payment processing services*	$242,420	244,750	(1.0)%	$483,699	474,809	1.9%
Merchant acquiring services	65,576	64,277	2.0	127,242	124,957	1.8
Other services*	64,379	55,067	16.9	121,475	107,939	12.5

Revenues before reimbursables	372,375	364,094	2.3	732,416	707,705	3.5
Reimbursable items	110,738	96,061	15.3	212,419	182,053	16.7

Total revenues	483,113	460,155	5.0	944,835	889,758	6.2

Expenses
Salaries & other personnel expense*	147,666	145,532	1.5	295,983	285,976	3.5
Net occupancy & equipment expense*	74,789	69,278	8.0	147,676	136,627	8.1
Spin related expenses*	1,255	—	nm	8,150	—	nm
Other operating expenses*	51,018	53,368	(4.4)	96,186	103,507	(7.1)

Expenses before reimbursable items	274,728	268,178	2.4	547,995	526,110	4.2
Reimbursable items	110,738	96,061	15.3	212,419	182,053	16.7

Total operating expenses	385,466	364,239	5.8	760,414	708,163	7.4

Operating income	97,647	95,916	1.8	184,421	181,595	1.6

Other income:
Interest income	1,698	6,159	(72.4)	4,261	11,647	(63.4)
Interest expense	(2,887)	(366)	nm	(6,227)	(576)	nm
Miscellaneous income	507	—	nm	507	—	nm
Gain (loss) on foreign currency translation, net	198	(845)	123.4	2,141	(162)	nm
Dividend income	72	44	63.6	207	58	256.9

Other income	(412)	4,992	(108.3)	889	10,967	(91.9)

Income before income taxes, minority interest and equity in income of equity investments	97,235	100,908	(3.6)	185,310	192,562	(3.8)
Income taxes	34,122	35,603	(4.2)	67,157	70,494	(4.7)

Income before minority interest and equity in income of equity investments	63,113	65,305	(3.4)	118,153	122,068	(3.2)
Minority interest	(697)	(602)	(15.8)	(947)	(952)	0.5
Equity in income of equity investments	668	985	(32.2)	2,492	1,845	35.1

Net income	$63,084	65,688	(4.0)%	$119,698	122,961	(2.7)%

Basic earnings per share	$0.32	0.33	(3.8)%	$0.61	0.63	(2.6)%

Diluted earnings per share	$0.32	0.33	(3.9)%	$0.61	0.62	(2.7)%

Dividend declared per share	$0.07	0.07		$0.14	0.14

Average common shares outstanding	196,281	196,693		196,513	196,591

Average common and common equivalent shares outstanding	196,970	197,150		197,193	197,084

*	Certain amounts have been previously reclassed to conform with the presentation adopted in 2008.

nm = not meaningful
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TSYS Announces Second Quarter 2008 Earnings

TSYS
Segment Breakdown
(unaudited)
(in thousands)

	Three Months Ended June 30, 2008					Three Months Ended June 30, 2007
	North American	Global	Merchant	Spin-Related		North American	Global	Merchant	Spin-Related
	Services	Services	Services	Costs	Consolidated	Services	Services	Services	Costs	Consolidated

Revenues before reimbursables	$242,248	77,032	58,291	—	377,571	253,566	58,043	59,008	—	370,617
Intersegment revenues	(4,663)	(286)	(247)	—	(5,196)	(5,754)	(372)	(397)	—	(6,523)

Revenues before reimbursables from external customers	$237,585	76,746	58,044	—	372,375	247,812	57,671	58,611	—	364,094

Total revenues	$336,168	79,903	74,567	—	490,638	333,098	60,733	74,888	—	468,719
Intersegment revenues	(6,992)	(286)	(247)	—	(7,525)	(7,795)	(372)	(397)	—	(8,564)

Revenues from external customers	$329,176	79,617	74,320	—	483,113	325,303	60,361	74,491	—	460,155

Depreciation and amortization	$25,047	8,797	6,682	—	40,526	25,740	5,507	6,763	—	38,010

Intersegment expenses	$2,673	(2,649)	(7,514)	—	(7,490)	3,061	(3,726)	(7,899)	—	(8,564)

Segment operating income	$69,075	11,741	18,086	(1,255)	97,647	69,578	10,048	16,290	—	95,916

Income before income taxes, minority interest and equity income of equity investments	$69,343	10,867	18,280	(1,255)	97,235	75,107	9,053	16,748	—	100,908

Income tax expense	$23,634	4,299	6,637	(448)	34,122	27,344	2,235	6,024	—	35,603

Equity in income of equity investments	$366	302	—	—	668	824	161	—	—	985

Net Income	$46,074	6,174	11,643	(807)	63,084	48,587	6,377	10,724	—	65,688

Identifiable assets	1,326,230	354,861	181,556	—	1,862,647
Intersegment eliminations	(314,768)	(1,716)	(84)	—	(316,568)

Total assets	1,011,462	353,145	181,472	—	1,546,079

	Six Months Ended June 30, 2008					Six Months Ended June 30, 2007
	North American	Global	Merchant	Spin-Related		North American	Global	Merchant	Spin-Related
	Services	Services	Services	Costs	Consolidated	Services	Services	Services	Costs	Consolidated

Revenues before reimbursables	$485,019	144,989	113,420	—	743,428	493,672	111,006	114,689	—	719,367
Intersegment revenues	(9,894)	(689)	(429)	—	(11,012)	(10,529)	(595)	(538)	—	(11,662)

Revenues before reimbursables from external customers	$475,125	144,300	112,991	—	732,416	483,143	110,411	114,151	—	707,705

Total revenues	$665,077	149,726	145,504	—	960,307	646,693	116,134	142,635	—	905,462
Intersegment revenues	(14,354)	(689)	(429)	—	(15,472)	(14,571)	(595)	(538)	—	(15,704)

Revenues from external customers	$650,723	149,037	145,075	—	944,835	632,122	115,539	142,097	—	889,758

Depreciation and amortization	$50,027	16,492	13,236	—	79,755	51,691	11,307	13,609	—	76,607

Intersegment expenses	$5,447	(6,190)	(14,694)	—	(15,437)	6,537	(6,965)	(15,270)	—	(15,698)

Segment operating income	$140,225	19,186	33,160	(8,150)	184,421	132,059	21,160	28,376	—	181,595

Income before income taxes, minority interest and equity income of equity investments	$140,178	19,618	33,664	(8,150)	185,310	142,720	20,431	29,411	—	192,562

Income tax expense	$50,271	7,212	12,045	(2,371)	67,157	53,529	6,407	10,558	—	70,494

Equity in income of equity investments	$916	1,576	—	—	2,492	1,742	103	—	—	1,845

Net Income	$90,823	13,035	21,619	(5,779)	119,698	90,933	13,175	18,853	—	122,961

Note:	Revenues from North American Services include electronic payment processing services and other services provided from the United
States to clients domiciled in the United States or other countries. Revenues from Global Services include electronic payment processing services and other services provided from outside the United States to clients based mainly outside the United States.
Revenues from Merchant Services include TSYS Acquiring’s merchant acquiring and related services.

Effective February 1, 2008, TSYS merged the operations of Golden Retriever LLC with TSYS Acquiring Solutions, LLC. As a result of the merger, the results of Golden Retriever for prior periods have been reclassified to reflect the move from North American Services to the Merchant Services segment.

Equity in income of equity investments for TSYS de México has been reclassified from Global Services to North American Services.
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TSYS Announces Second Quarter 2008 Earnings

TSYS
Balance Sheet
(in thousands)

	June 30, 2008	Dec 31, 2007
	(unaudited)	(unaudited)

Assets
Current assets:
Cash and cash equivalents	$257,803	210,518
Restricted cash	25,315	29,688
Accounts receivable, net	267,678	256,970
Deferred income tax assets	30,707	17,152
Prepaid expenses and other current assets	72,635	72,250

Total current assets	654,138	586,578
Property and equipment, net	288,159	283,138
Computer software, net	189,616	205,830
Contract acquisition costs, net	159,468	151,599
Goodwill, net	143,172	142,545
Equity investments, net	85,377	80,905
Other intangible assets, net	12,567	13,462
Other assets	13,582	14,963

Total assets	$1,546,079	1,479,020

Liabilities and Shareholders’ Equity
Current liabilities:
Current portion of notes payable	$74,050	8,648
Accrued salaries and employee benefits	47,315	85,142
Accounts payable	40,277	41,817
Current portion of obligations under capital leases	3,686	3,080
Other current liabilities	141,020	135,108

Total current liabilities	306,348	273,795
Notes payable, excluding current portion	184,061	252,659
Deferred income tax liabilities	73,623	67,428
Obligations under capital leases, excluding current portion	7,963	3,934
Other long-term liabilities	31,005	28,151

Total liabilities	603,000	625,967

Minority interests in consolidated subsidiaries	9,801	8,580

Shareholders’ Equity:
Common stock	20,037	19,966
Additional paid-in capital	120,246	104,762
Accumulated other comprehensive income, net	33,076	28,322
Treasury stock	(57,566)	(34,138)
Retained earnings	817,485	725,561

Total shareholders’ equity	933,278	844,473

Total liabilities and shareholders’ equity	$1,546,079	1,479,020

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TSYS Announces Second Quarter 2008 Earnings

TSYS
Cash Flow
(unaudited)
(in thousands)

	Six Months Ended June 30,
	2008	2007

Cash flows from operating activities:
Net income	$119,698	122,961
Adjustments to reconcile net income to net cash provided by operating activities:
Minority interests in consolidated subsidiaries’ net income	947	952
Equity in income of equity investments	(2,492)	(1,845)
Dividends received from equity investments	3,248	2,994
(Gain) loss on currency translation adjustments, net	(2,141)	162
Depreciation and amortization	79,755	76,607
Amortization of debt issuance costs	77	—
Share-based compensation	15,675	6,596
Excess tax benefit from share-based payment arrangements	(81)	(3,869)
Asset impairments	—	620
Provisions for bad debt expense and billing adjustments	3,201	148
Charges for transaction processing provisions	(541)	437
Deferred income tax benefit	(9,016)	(2,760)
Loss on disposal of equipment, net	159	23
(Increase) decrease in:
Accounts receivable	(14,130)	(6,150)
Prepaid expenses, other current assets and other long-term assets	870	(8,921)
Increase (decrease) in:
Accounts payable	686	(814)
Accrued salaries and employee benefits	(37,814)	(31,870)
Other current liabilities and other long-term liabilities	16,666	(35,765)

Net cash provided by operating activities	174,767	119,506

Cash flows from investing activities:
Purchases of property and equipment, net	(26,296)	(21,438)
Additions to licensed computer software from vendors	(8,598)	(4,810)
Additions to internally developed computer software	(8,332)	(7,458)
Cash used in acquisitions and equity investments	(295)	(472)
Additions to contract acquisition costs	(28,417)	(9,542)

Net cash used in investing activities	(71,938)	(43,720)

Cash flows from financing activities:
Proceeds from borrowings of long-term debt	2,506	6,805
Principal payments on long-term debt borrowings and capital lease obligations	(6,870)	(1,744)
Proceeds from exercise of stock options	251	5,112
Excess tax benefit from share-based payment arrangements	81	3,869
Repurchase of common stock	(23,594)	—
Subsidiary dividends paid to noncontrolling shareholders	(241)	—
Dividends paid on common stock	(27,768)	(27,598)

Net cash used in financing activities	(55,635)	(13,556)

Effect of exchange rate changes on cash and cash equivalents	91	841

Net increase in cash and cash equivalents	47,285	63,071
Cash and cash equivalents at beginning of year	210,518	389,123

Cash and cash equivalents at end of period	$257,803	452,194

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TSYS Announces Second Quarter 2008 Earnings

Geographic Area Data:
The following geographic area data represents revenues for the three months ended June 30 based on where the client is domiciled:

	Three Months Ended June 30,
(dollars in millions):	2008	%	2007	%	% Chg

United States	$365.4	75.6%	$362.5	78.8%	0.8%
Europe	68.3	14.1	49.1	10.7	39.1
Canada	31.3	6.5	30.8	6.7	1.5
Japan	8.1	1.7	6.1	1.3	34.2
Mexico	4.0	0.8	3.3	0.7	21.2
Other	6.0	1.3	8.4	1.8	(28.7)

	$483.1	100.0%	$460.2	100.0%	5.0%

The following geographic area data represents revenues for the six months ended June 30 based on where the client is domiciled:

	Six Months Ended June 30,
(dollars in millions):	2008	%	2007	%	% Chg

United States	$719.5	76.2%	$700.2	78.7%	2.8%
Europe	127.2	13.5	95.0	10.7	33.9
Canada	62.9	6.7	60.8	6.8	3.4
Japan	15.6	1.6	11.4	1.3	36.9
Mexico	7.7	0.8	6.5	0.7	17.8
Other	11.9	1.2	15.9	1.8	(24.4)

	$944.8	100.0%	$889.8	100.0%	6.2%

Geographic Area Revenue by Operating Segment:
The following table reconciles revenues by geography to revenues by reporting segment for the three months ended June 30:

	Three Months Ended June 30,
	North American		Global		Merchant
	Services		Services		Services
(dollars in millions):	2008	2007	2008	2007	2008	2007

United States	$291.4	288.2	—	0.2	74.0	74.1
Europe	0.2	0.4	68.1	48.7	—	—
Canada	31.1	30.7	—	—	0.2	0.1
Japan	—	—	8.1	6.1	—	—
Mexico	4.0	3.3	—	—	—	—
Other	2.5	2.7	3.4	5.4	0.1	0.3

	$329.2	325.3	79.6	60.4	74.3	74.5

The following table reconciles revenues by geography to revenues by reporting segment for the six months ended June 30:

	Six Months Ended June 30,
	North American		Global		Merchant
	Services		Services		Services
(dollars in millions):	2008	2007	2008	2007	2008	2007

United States	$575.0	558.6	0.1	0.2	144.4	141.4
Europe	0.5	0.9	126.7	94.1	—	—
Canada	62.6	60.5	—	—	0.3	0.3
Japan	—	—	15.6	11.4	—	—
Mexico	7.7	6.5	—	—	—	—
Other	4.9	5.6	6.6	9.9	0.4	0.4

	$650.7	632.1	149.0	115.6	145.1	142.1

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TSYS Announces Second Quarter 2008 Earnings

Supplemental Information:

	Accounts on File at June 30,
(in millions)	2008	%	2007	%	% Change

Consumer	211.9	56.8%	277.0	63.1%	(23.5)%
Retail	58.6	15.7	57.3	13.0	2.2
Commercial	41.7	11.2	35.0	8.0	19.3
Government services	24.5	6.6	21.9	5.0	11.8
Stored Value	31.2	8.4	42.9	9.8	(27.2)
Debit	5.0	1.3	5.1	1.1	(1.5)

	372.9	100.0%	439.2	100.0%	(15.1)%

(in millions)	June 30, 2008	June 30, 2007	% Change
QTD Average Accounts on File	371.6	433.6	(14.3)%
YTD Average Accounts on File	370.9	426.0	(12.9)

	Accounts on File at June 30,
(in millions)	2008	%	2007	%	% Change

Domestic	289.0	77.5%	368.0	83.8%	(21.5)%
International	83.9	22.5	71.2	16.2	17.8

	372.9	100.0%	439.2	100.0%	(15.1)%

Note: The accounts on file between domestic and international is based on the geographic domicile of processing clients.

	June 2007 to	June 2006 to
Growth in Accounts on File (in millions):	June 2008	June 2007
Beginning balance	439.2	366.5
Change in accounts on file due to:
Internal growth of existing clients	39.5	33.1
New clients	30.1	105.5
Purges/Sales	(13.3)	(14.0)
Deconversions	(122.6)	(51.9)

Ending balance	372.9	439.2

Number of Employees (FTEs):	2008	2007
At June 30,	7,582	6,773
Quarterly average for period ended June 30,	7,572	6,783
YTD average for period ended June 30,	7,388	6,755
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TSYS Announces Second Quarter 2008 Earnings

RECONCILIATION OF GAAP TO NON-GAAP

	Three Months Ended June 30,			Six Months Ended June 30,
(in thousands, except per share)	2008	2007	% Change	2008	2007	% Change
REVENUES
Revenues before reimbursables	$372,375	364,094	2.3%	$732,416	707,705	3.5%
Deduct: revenues associated with deconverted portfolios	(4,965)	(27,518)		(9,706)	(51,681)

Revenues before reimbursables, excluding revenues associated with deconverted portfolios	$367,410	336,576	9.2%	$722,710	656,024	10.2%

OPERATING INCOME
Operating income	$97,647	95,916	1.8%	$184,421	181,595	1.6%
Add: spin-related costs	1,255	—		8,150	—

Operating income, excluding spin-related expenses	$98,902	95,916	3.1%	$192,571	181,595	6.0%

Revenues before reimbursables	$372,375	364,094		$732,416	707,705

Total revenues	$483,113	460,155		$944,835	889,758

Operating margin, as reported	20.2%	20.8%		19.5%	20.4%

Operating margin, excluding reimbursables	26.2%	26.3%		25.2%	25.7%

Operating margin, excluding reimbursables and spin-related expenses	26.6%	26.3%		26.3%	25.7%

NET INCOME
Net income	$63,084	65,688	(4.0)%	$119,698	122,961	(2.7)%
Add: spin-related costs, net of tax	807	—		5,778	—

Net income, excluding spin-related expenses	$63,891	65,688	(2.7)%	$125,476	122,961	2.0%

Common shares outstanding	196,281	196,693		196,513	196,591

EARNINGS PER SHARE (EPS) — Basic
Basic earnings per share	$0.32	0.33	(3.8)%	$0.61	0.63	(2.6)%
Add: spin-related costs, net of tax per share	0.01	—		0.03	—

Basic EPS, excluding spin-related expenses	$0.33	0.33	(2.5)%	$0.64	0.63	2.1%

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